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                                                                    Exhibit 10.8

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                          REGISTRATION RIGHTS AGREEMENT



                                      AMONG



                          RED ROBIN INTERNATIONAL, INC.



                                       AND



                      CERTAIN HOLDERS OF ITS COMMON SHARES




                     --------------------------------------

                            Dated as of May 11, 2000

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                                TABLE OF CONTENTS

                                                                         Page
1.    Definitions .....................................................     1

2.    Registration under Securities Act ...............................     3

3.    Rule 144 ........................................................    15

4.    Amendments and Waivers ..........................................    15

5.    Notices .........................................................    15

6.    Binding Agreement ...............................................    16

7.    Nominees for Beneficial Owners ..................................    16

8.    Descriptive Headings ............................................    16

9.    Specific Performance ............................................    16

10.   Governing Laws ..................................................    16

11.   Third Party Beneficiaries .......................................    17

12.   Counterparts ....................................................    17

13.   Severability ....................................................    17

14.   Entire Agreement ................................................    17

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT is made as of May 11, 2000, among RED ROBIN INTERNATIONAL, INC., a Nevada corporation, the Persons, including SKYLARK COMPANY, LTD., a Japan corporation ("Skylark"), listed in Schedule A (collectively the "Skylark Holders"), RR INVESTORS, LLC, a Virginia limited liability company ("Investors I"), RR INVESTORS II, LLC, a Virginia limited liability company ("Investors II, and together with Investors I, "Investors"), each of the Persons listed in Schedule B hereto (the "Other Shareholders") and each of the Persons listed in Schedule C hereto (the "Snyder Group"). The parties hereof, other than the Company, are collectively referred to as the "Shareholders" and individually as a "Shareholder."

     The Shareholders are holders of shares of common stock, $0.001 par value (the "Common Shares") of the Company.

     In consideration of the parties entering into the agreements and carrying out the transactions herein described, and for other good and valuable consideration, the parties agree as follows:

     1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Affiliate" of any Person means any other Person directly or indirectly controlling (including all directors and officers of such Person) or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means (i) with respect to any Person having voting shares or their equivalent and elected directors, managers or Persons performing similar functions, the possession, directly or indirectly, of the power to vote 10% or more of the shares or their equivalent having ordinary voting power of such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares or their equivalent, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Commission" means the Securities and Exchange Commission or any other United States agency at the time administering the Securities Act.

         "Common Shares" has the meaning set forth in the Recitals.

         "Exchange Act" means the Securities Exchange Act of 1934, or any similar United States statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Executive" means an individual who is an employee of the Company or any of its subsidiaries.

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

         "Executive Stock Options" means the options to purchase Common Shares awarded to Option Executives pursuant to the Stock Option Plans.

         "Initial Public Offering" means the first Public Offering under which Common Shares are sold to the public.

         "Long-Form Registration" means registration under the Securities Act (hereinafter defined) on Form S-1 or similar long form adopted by the Commission for registration of securities under the Securities Act.

         "Option Executives" shall have the meaning provided in the Stock Option Plans.

         "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

         "Public Offering" means any primary or secondary public offering of Common Shares pursuant to an effective registration statement under the Securities Act other than a registration statement on a form registering the types of transactions generally eligible for registration on Form S-4 or S-8 or any successor or similar form.

         "Public Sale" means any Public Offering or any sale of Common Shares to the public pursuant to Rule 144 effected through a broker or dealer.

         "Quad-C Holders" means Investors and any Person who is the transferee of Investors of Registrable Securities in compliance with the Shareholders Agreement other than in a Public Sale.

         "Registrable Securities" means any outstanding Common Shares issued to any Shareholder, including, without limitation, (i) any Common Shares issued upon the exercise by the Option Executives of Executive Stock Options and (ii) any securities issued or issuable with respect to any such Common Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been distributed in accordance with such registration statement, (ii) they have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act,
(iii) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (iv) they shall have ceased to be outstanding.

         "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance; (vi) the reasonable fees and disbursements for one counsel chosen by the holders of a majority of the Registrable Securities initially requesting registration; (vii) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain any such insurance), and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

         "Requesting Holder" means, in respect of any registration pursuant to
Section 2 hereof, any holder of Registrable Securities who gives notice to the Company of its request to include Registrable Securities in such registration.

         "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

         "Securities Act" means the Securities Act of 1933, or any similar United States statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Shareholders Agreement" means the Shareholders Agreement entered into among the Company and its holders of Common Shares dated as of the date hereof, as amended from time to time.

         "Skylark Holders" means the Persons listed in Schedule A hereto.

         "Snyder Group" means the Persons listed in Schedule C hereto.

         "Stock Option Plans" means the Company's Employee Stock Option Plan, 1990, Employee Stock Option Plan, 1996 and the 2000 Management Performance Common Stock Option Plan pursuant to which options to purchase common equity membership interests in the Company may be awarded to certain employees of the Company and its Subsidiaries and any other stock option plans approved by the Board of Directors of the Company after the date of this Agreement.

     2.  Registration under Securities Act.

         (a)    Registration on Request.

                (i)   Request. If (A) at any time after the earlier of (x) the
                      -------
     Initial Public Offering or (y) April 30, 2005, the Quad-C Holders or the Skylark Holders, as the case may be, hold in excess of ten (10%) percent of the outstanding Common Shares and the Quad-C Holders or the Skylark Holders, as the case may be, request in writing that the Company effect the registration under the Securities Act of a specified number of the Registrable Securities held by the Quad-C Holders or the Skylark Holders, as the case may be, and specifying the intended method of disposition thereof, or (B) at any time after April 30, 2005, the Company has not effected the Initial Public Offering, Snyder is not the Chief Executive Officer of the Company and the Snyder Group and their Related Transferees continue to hold in excess of ten (10%) percent of the outstanding Common

     Shares and Snyder requests in writing that the Company effect the registration of the Initial Public Offering under the Securities Act of a specified number of the Registrable Securities held by the Snyder Group, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company, in accordance with the provisions of Section 2(c) hereof, will use its best efforts to effect the registration under the Securities Act of:

               (A) the Registrable Securities held by the Quad-C Holders or the Skylark Holders, as the case may be, which the Company has been so requested to register for disposition in accordance with the intended method or methods of disposition stated in such request, and

               (B) all other Registrable Securities which the Company has been requested to register by the Requesting Holders by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of Registrable Securities so to be registered; provided that the Company shall not be
                                     --------
     required (x) to effect a Long-Form Registration under this Section 2(a) unless the anticipated gross proceeds of the offering of all Registrable Securities to be included therein is at least $10,000,000,
     (y) to effect more than two Long-Form Registrations at the request of each of the Quad-C Holders and the Skylark Holders; provided that no
                                                         --------
     Long-Form Registration will count as a Long-Form Registration unless the Quad-C Holders or the Skylark Holders, as the case may be, are able to register and sell at least 80% of the Registrable Securities requested to be included therein by either the Quad-C Holders or the Skylark Holders, as the case may be, or (z) to effect a Long-Form Registration under this Section 2(a) prior to the date that is six months after the effective date of the Company's most recent registration statement; provided that in the event the registration
                             --------
     requested by the Quad-C Holders or the Skylark Holders pursuant to this Section 2(a)(i) is the Initial Public Offering, or in the event of the registration requested by Snyder pursuant to this Section 2(a)(i), the provisions of Section 4 of the Shareholders Agreement shall be complied with and, to the extent such provisions are in conflict with the provisions of this Agreement, such provisions shall control and the Quad-C Holders, the Skylark Holders or Snyder, as the case may be, shall have the rights and obligations of the "Compelling Holder" thereunder.

          (ii) Effective Registration Statement. A registration requested
               --------------------------------
     pursuant to this Section 2(a) shall not be deemed to be effected (A) if a registration statement with respect thereto shall not have become effective, (B) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the holders of Registrable Securities to be sold thereunder from disposing thereof in accordance with the intended methods of disposition, or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten registration shall not be satisfied or waived with the consent of the holders of Registrable

     Securities that were to have been sold thereunder, other than as a result of any breach by any holder of its obligations thereunder or hereunder.

              (iii) Registration Statement Form. Registrations under this
                    ---------------------------
     Section 2(a) shall be on such appropriate registration form of the Commission as shall be selected by the Quad-C Holders and as shall permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition specified in the request of the holders of Registrable Securities being registered for such registration. The Company agrees to include in any such registration statement all information which the holders of Registrable Securities being registered shall reasonably request.

              (iv)  Expenses. The Company will pay all Registration Expenses in
                    --------
     connection with any registration requested pursuant to this Section 2(a). To the extent expenses of the registration are not required to be paid by the Company, each holder of securities included in the registration will pay those expenses allocable to the registration of such holder's securities, and any expenses not so allocable will be borne by all sellers of securities included in the registration in proportion to the aggregate selling price of the securities to be so registered.

              (v)   Selection of Underwriters. If a requested registration
                    -------------------------
     pursuant to this Section 2(a) involves an underwritten offering, the managing underwriter or underwriters shall be selected by the Quad-C Holders (which managing underwrites shall be nationally recognized) subject to the approval of the Company's Board of Directors which shall not be unreasonably withheld or delayed.

              (vi)  Priority in Requested Registrations. If a requested
                    -----------------------------------
     registration pursuant to this Section 2(a) involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Requesting Holder) that, in its opinion, the number of securities requested to be included in such registration by the Quad-C Holders, the Skylark Holders and the Requesting Holders exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Quad-C Holders or the Skylark Holders, as the case may be, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (A) first, Registrable Securities requested to be included in such registration by the Quad-C Holders or the Skylark Holders, as the case may be and (B) second, Registrable Securities requested to be included in such registration by the Requesting Holders; pro rata among such holders on the basis of the number of Registrable Securities requested to be so registered; provided that Executives shall not have any right to include
                 --------
     Registrable Securities in the registration constituting the Initial Public Offering unless recommended by the Board of Directors of the Company and approved by the underwriters. Notwithstanding anything herein to the contrary, the Company will not include in any registration pursuant to this
     Section 2(a) any securities which are not Registrable Securities without the consent of Investors.

              (vii) Other Registration Rights. The Company will not grant any
                    -------------------------
     Person the right to request the Company to register any equity or similar securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities to the extent such rights conflict with, or are adverse to, the rights of the holders of Registrable Securities without the consent of Investors and the holders (including Investors) of at least two-thirds of the Registrable Securities.

        (b)   Incidental Registration.

              (i)   Right to Include Registrable Securities. If the Company at
                    ---------------------------------------
     any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms filed in connection with an exchange offer, or any offering of securities solely to the Company's existing security holders, and other than pursuant to Section 2(a)), whether or not for sale for its own account, the Company will at each such time give prompt confidential written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2(b). Upon the written request of any holder of Registrable Securities made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will, subject to the provisions of paragraph (iii) of this Section 2(b), use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

              (ii)  Expenses. The Company will pay all Registration Expenses in
                    --------
     connection with each registration of Registrable Securities requested pursuant to this Section 2(b) including, without limitation, any such registration not effected by the Company. To the extent expenses of the registration are not required to be paid by the Company, each holder of securities included in the registration will pay those expenses allocable to the registration of such holder's securities, and any expenses not so allocable will be borne by all sellers of securities included in the registration in proportion to the aggregate selling price of the securities to be so registered.

              (iii) Priority in Incidental Registrations. If a registration
                    ------------------------------------
     pursuant to this Section 2(b) involves an underwritten offering, and the managing underwriter shall advise the Company in writing, that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, or that the kind of securities requested or otherwise proposed to be included in such registration statement would materially and adversely affect the success of such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (A) if the registration is a primary registration on behalf of the Company, (1) first, the securities proposed to be registered by the Company, (2) second, Registrable Securities requested to be included in such registration pro rata in accordance with the number of securities requested to be included by the Requesting Holders; and (3) third, securities of other Persons, if any, requested to be included in such registration pro rata in accordance with the numbers of other securities proposed to be registered by the other Persons or otherwise allocated among such other Persons in such proportion as such holders and the Company shall agree, and (B) if the registration is a secondary registration on behalf of other Persons, the Registrable Securities and securities of other Persons included in such registration pro rata in accordance with the numbers of Registrable Securities requested to be included by the Requesting Holders and the numbers of other securities proposed to be registered by the other Persons; provided in each
                                                                --------
     such case that Executives shall not have any right to include Registrable Securities in the registration constituting the Initial Public Offering unless recommended by the Board of Directors of the Company and approved by the underwriters. In the event a contemplated distribution does not involve an underwritten public offering, the determinations contemplated by this
     Section 2(b) shall be made by the Company's Board of Directors.

          (c) Registration Procedures. Whenever the holders of Registrable Securities have requested that Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition, and pursuant thereto the Company will as expeditiously as possible:

               (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, that before filing such registration statement or any amendments
     --------
     thereto, the Company will furnish to the Requesting Holders copies of all such documents proposed to be filed and will promptly notify such Requesting Holders of the receipt by the Company of any written comments by the Commission with respect to such registration statement;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for a period of either (A) not more than 180 days or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (B) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (iii) furnish to each Requesting Holder such number of conformed copies of such registration statement and of each such amendments and supplements thereto (in each case including all exhibits, but only one copy thereof to each such

     Requesting Holder), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by such Requesting Holder, as such Requesting Holder may reasonably request;

              (iv) use its best efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller; provided, that the
                                                           --------
     Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (iv), (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in such jurisdiction;

              (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities, and cooperate and assist with any filings to be made with the NASD;

              (vi) promptly notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

              (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

              (viii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

              (ix) cause all such Registrable Securities covered by such registration statement to be listed on each national securities exchange on which similar securities of the Company are then listed and, if such Registrable Securities are not already so listed, to be listed on the Nasqaq National Market System ("National Market"), use its best efforts to secure designation of all such Registrable Securities covered by such Registration Statement as a "Nasdaq National Market System Security" within the meaning of Rule 11Aa2-1 under the Exchange Act or failing that, to secure Nasdaq Market authorization for such Registrable Securities and. Without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

              (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a split or a combination of stock or units);

              (xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information and participate in due diligence sessions reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

              (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

              (xiii) obtain one or more "cold comfort" letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request;

              (xiv) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

              (xv) use its best efforts to cause its officers to support the marketing of the Registrable Securities being sold (including, without limitation, their participation in "road shows" as may be reasonably requested by the underwriters administering the offering and sale of such Registrable Securities) to the extent reasonably possible taking into account such officers' responsibilities to manage the Company's business.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in such holder's sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this
                                          --------
clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 2(c), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 2(c) and, if so directed by the Company, such holder will use its best efforts to deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

        (d)   Underwritten Offerings.

              (i)  Requested Underwritten Offerings. If requested by the
                   --------------------------------
     underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to the holders of a majority of the Registrable Securities included in such registration and the underwriters and shall contain such representations and warranties by the Company and by the selling shareholders and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2(f).

              (ii) Incidental Underwritten Offerings. If the Company at any time
                   ---------------------------------
     proposes to register any of its securities under the Securities Act as contemplated by Section 2(b) and such securities are to be distributed by or through one or more underwriters, (A) the managing underwriter or underwriters shall be selected by the Company, and (B) the Company will, if requested by any holder of Registrable Securities as provided in Section 2(b), and subject to the provisions of Section 2(b)(ii), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.

        (e)   Holdback Agreements.

              (i) Each holder of Registrable Securities agrees for the benefit of the Company not to effect any sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the seven days before and the 180 days after any underwritten registration pursuant to Section 2(a) or 2(b) has become effective, except as part of such underwritten registration.

              (ii) The Company agrees (A) without the consent of the managing underwriter not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days before and the 180 days after any underwritten registration pursuant to Section 2(a) or 2(b) has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8, or any successor or similar forms thereto or pursuant to an unregistered offering to employees of the Company or its Subsidiaries pursuant to an employee benefit plan as defined in Rule 405 of Regulation C under the Securities Act, and (B) to use its reasonable best efforts to cause each holder of at least two percent of its Common Shares (on a fully-diluted basis) or any securities convertible into or exchangeable or exercisable for any of its Common Shares, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering including any distribution to the public pursuant to Rule 144), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, unless the underwriters managing such underwritten registration otherwise agree.

        (f)   Indemnification.

              (i)  Indemnification by the Company. In the event of any
                   ------------------------------
     registration of any securities of the Company under the Securities Act pursuant to this Section 2, the Company will, and hereby does, indemnify and hold harmless, the seller of any Registrable Securities covered by such registration statement, its directors, officers, agents and employees, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, agent, employee, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained (x) in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto or any document included by reference therein, or (y) in any application or other document or communication (in this Section 2(f) collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or
     (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, agent, employee, underwriter and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case
                 ---------
     to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such seller specifically for use in the preparation thereof which information contained any untrue statement of any material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided further, that the Company
                                            -------- -------
     shall not be liable to any Person who participates as an underwriter in any such registration or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended (provided it has been made available to such Person in accordance with the terms hereof), to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, agent, employee, underwriter or controlling Person and shall survive the transfer of such securities by such seller. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified party and any other indemnified party in respect of such claim.

              (ii)  Indemnification by the Sellers. The Company may require, as
                    ------------------------------
     a condition to including any Registrable Securities in any registration statement filed pursuant to this Section 2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (i) of this Section 2(f)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or such application, which information contained any untrue statement of any material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. The indemnity provided by each seller of securities under this Section 2(f)(ii) shall be provided severally, and not jointly or jointly and severally with any other seller or prospective seller of securities, and shall be limited in amount to the net amount of proceeds received by such seller from the sale of Registrable Securities pursuant to such registration statement.

             (iii)  Notices of Claims, etc. Promptly after receipt by an
                    ----------------------
     indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2(f), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any
                                      --------
     indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2(f), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

             (iv) Other Indemnification. Indemnification similar to that
                  ---------------------
     specified in the preceding subdivisions of this Section 2(f) (with appropriate and reasonable modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal, state or provincial law or regulation of any governmental authority, other than the Securities Act.

             (v)  Indemnification Payments. The indemnification required by this
                  ------------------------
     Section 2(f) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

             (vi) Contribution. In order to provide for just and equitable
                  ------------
     contribution in circumstances under which the indemnity contemplated by this Section 2(f) is for any reason not available, the parties required to indemnify by the terms hereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnities under clauses (i) and (ii) of this Section 2(f) were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this clause (vi), each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.


        (g) Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless (i) such Person agrees to sell such Person's securities on the basis provided in any underwriting arrangements reasonably approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment option requested by the managing underwriters; provided that no holder of
                                               --------
Registrable securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in such registration) and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under such underwriting arrangements; provided that no holder of
                                               --------
Registrable Securities included in any underwritten registration will be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 2(f).

     3. Rule 144. If the Company shall have filed a registration statement which has become effective pursuant to Section 12 of the Exchange Act or a registration statement which has become effective pursuant to the Securities Act, the Company will use its best efforts to file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of the Quad-C Holders or any other holder of more than five percent of the Registrable Securities make publicly available other information) and will take such further action as the Quad-C Holders or such other holders may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

     4. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the holders of at least a majority of all Registrable Securities at the time outstanding; provided, that any amendment to this Agreement that materially adversely affects
--------
the rights of any holder of Registrable Securities shall also require the approval of the affected holder; provided further that this Agreement may be
                                 -------- -------
amended by the Company and the holders of a majority of the Registrable Securities to add as parties hereto Persons who in the future become holders of Registrable Securities as permitted by the terms of the Shareholders Agreement.

     5. Notices. All communications provided for hereunder shall be in writing and shall be delivered personally or by facsimile or telex or sent by first-class mail and addressed to such Shareholder at the address that such Shareholder shall have furnished to the Company in writing, and if to the Company, to:

                  Red Robin International, Inc.
                  5575 DTC Parkway, Suite 110
                  Englewood, Colorado 80111
                  Attention: Michael J. Snyder
                           and John W. Grant
                  Facsimile: 303-846-6073

         with a copy to:

                  O'Melveny & Myers LLP
                  610 Newport Center Drive, 17/th/ Floor
                  Newport Beach, California 92660
                  Attention: Thomas J. Leary
                  Facsimile: 949-823-6994

     6. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities who acquires such shares in compliance with the applicable provisions of the Shareholders Agreement, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

     7. Nominees for Beneficial Owners. In the event that Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option and by written notice to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement).

     8. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     9. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

     10. Governing Laws. All questions concerning the construction, validity and interpretation of this agreement will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws, and not the law of conflicts, of the State of Colorado.

     11. Third Party Beneficiaries. Each of the parties hereto acknowledges and agrees that any Person who is a holder of Registrable Securities as defined herein and who is not a party hereto shall have the rights granted to holders of Registrable securities as intended hereby and for the purposes of exercising such rights shall be a third party beneficiary hereof and entitled to enforce such rights whether or not such Person or such Person's transferor is then a party to this Agreement.

     12. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     13. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

     14. Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                              RED ROBIN INTERNATIONAL, INC.


                                              By: /s/ M. J. Snyder
                                                 -------------------------------
                                                 Michael J. Snyder
                                                 President

                                              SKYLARK COMPANY, LTD.


                                              By:_______________________________


                                              KIWANU YOKAWA


                                              By:_______________________________


                                              GAISHOKU SYSTEM KENKYUJO
                                              COMPANY, LTD.


                                              By:_______________________________


                                              HIBARI GUAM


                                              By:_______________________________


                                              RR INVESTORS, LLC


                                              By:_______________________________
                                                 Edward T. Harvey, Jr.
                                                 President

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                             RED ROBIN INTERNATIONAL, INC.


                                             By:______________________________
                                                Michael J. Snyder
                                                President

                                             SKYLARK COMPANY, LTD.


                                             By: /s/ T. Chino
                                                ------------------------------
                                                Tasuku Chino

                                             KIWANU YOKAWA


                                             By:______________________________


                                             GAISHOKU SYSTEM KENKYUJO
                                             COMPANY, LTD.


                                             By:______________________________


                                             HIBARI GUAM


                                             By:______________________________


                                             RR INVESTORS, LLC


                                             By:______________________________
                                                Edward T. Harvey, Jr.
                                                President

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                               RED ROBIN INTERNATIONAL, INC.


                                               By:______________________________
                                                  Michael J. Snyder
                                                  President

                                               SKYLARK COMPANY, LTD.


                                               By:______________________________


                                               KIWANU YOKAWA


                                               By:/s/ Kiwanu Yokoawa
                                                  ------------------------------


                                               GAISHOKU SYSTEM KENKYUJO
                                               COMPANY, LTD.


                                               By:______________________________


                                               HIBARI GUAM


                                               By:______________________________


                                               RR INVESTORS, LLC


                                               By:______________________________
                                                  Edward T. Harvey, Jr.
                                                  President

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                            RED ROBIN INTERNATIONAL, INC.


                                            By:______________________________
                                               Michael J. Snyder
                                               President

                                            SKYLARK COMPANY, LTD.


                                            By:_______________________________


                                            KIWANU YOKAWA


                                            By:_______________________________


                                            GAISHOKU SYSTEM KENKYUJO
                                            COMPANY, LTD.


                                            By:/s/ T. Yokokawa
                                               -------------------------------
                                               Tadashi Yokokawa

                                            HIBARI GUAM


                                            By:_______________________________


                                            RR INVESTORS, LLC


                                            By:_______________________________
                                               Edward T. Harvey, Jr.
                                                 President

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                              RED ROBIN INTERNATIONAL, INC.


                                              By:_______________________________
                                                 Michael J. Snyder
                                                 President

                                              SKYLARK COMPANY, LTD.


                                              By:_______________________________


                                              KIWANU YOKAWA


                                              By:_______________________________


                                              GAISHOKU SYSTEM KENKYUJO
                                              COMPANY, LTD.


                                              By:_______________________________


                                              HIBARI GUAM


                                              By:/s/ T. Niibori
                                                 -------------------------------
                                                 Tadashi Niibori


                                              RR INVESTORS, LLC


                                              By:_______________________________
                                                 Edward T. Harvey, Jr.
                                                   President

        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                              RED ROBIN INTERNATIONAL, INC.


                                              By:_______________________________
                                                 Michael J. Snyder
                                                 President

                                              SKYLARK COMPANY, LTD.


                                              By:_______________________________


                                              KIWANU YOKAWA


                                              By:_______________________________


                                              GAISHOKU SYSTEM KENKYUJO
                                              COMPANY, LTD.


                                              By:_______________________________


                                              HIBARI GUAM


                                              By:_______________________________


                                              RR INVESTORS, LLC


                                              By: /s/ Edward T. Harvey, Jr.
                                                 -------------------------------
                                                 Edward T. Harvey, Jr.
                                                    President

                                              RR INVESTORS II, LLC


                                              By: /s/ Edward T. Harvey, Jr.
                                                 -------------------------------
                                                 Edward T. Harvey, Jr.
                                                 President

                                              MICHAEL J. SNYDER


                                              __________________________________
                                              Michael J. Snyder

                                              THE STEPHEN SNYDER
                                              INTERVIVOS TRUST


                                              __________________________________
                                              The Stephen S. Snyder
                                              Intervivos Trust

                                              THE LOUISE A. SNYDER
                                              INTERVIVOS TRUST


                                              __________________________________
                                              The Louise A. Snyder
                                              Intervivos Trust

                                              MICHAEL E. WOODS


                                              __________________________________
                                              Michael E. Woods

                                              RR INVESTORS II, LLC


                                              By:_______________________________
                                                 Edward T. Harvey, Jr.
                                                 President

                                              MICHAEL J. SNYDER


                                              /s/ Michael J. Snyder
                                              --------------------------------
                                              Michael J. Snyder

                                              THE STEPHEN SNYDER
                                              INTERVIVOS TRUST


                                              __________________________________
                                              The Stephen S. Snyder
                                              Intervivos Trust

                                              THE LOUISE A. SNYDER
                                              INTERVIVOS TRUST


                                              __________________________________
                                              The Louise A. Snyder
                                              Intervivos Trust

                                              MICHAEL E. WOODS


                                              __________________________________
                                              Michael E. Woods

                                         RR INVESTORS II, LLC


                                         By:____________________________________
                                            Edward T. Harvey, Jr.
                                            President

                                         MICHAEL J. SNYDER


                                         _______________________________________
                                         Michael J. Snyder

                                         THE STEPHEN SNYDER
                                         INTERVIVOS TRUST

                                         /s/ Stephen S. Snyder
                                         ---------------------------------------
                                         The Stephen S. Snyder
                                         Intervivos Trust, by Stephen S. Snyder,
                                         Trustee

                                         THE LOUISE A. SNYDER
                                         INTERVIVOS TRUST


                                         _______________________________________
                                         The Louise A. Snyder
                                         Intervivos Trust

                                         MICHAEL E. WOODS


                                         _______________________________________
                                         Michael E. Woods

                                          RR INVESTORS II, LLC


                                          By:___________________________________
                                             Edward T. Harvey, Jr.
                                             President

                                          MICHAEL J. SNYDER


                                          ______________________________________
                                          Michael J. Snyder

                                          THE STEPHEN SNYDER
                                          INTERVIVOS TRUST


                                          ______________________________________
                                          The Stephen S. Snyder
                                          Intervivos Trust

                                          THE LOUISE A. SNYDER
                                          INTERVIVOS TRUST


                                          /s/ Louise A. Snyder
                                          --------------------------------------
                                          The Louise A. Snyder
                                          Intervivos Trust, by Louise A. Snyder,
                                          Turstee

                                          MICHAEL E. WOODS


                                          ______________________________________
                                          Michael E. Woods

                                              RR INVESTORS II, LLC


                                              By:_______________________________
                                                 Edward T. Harvey, Jr.
                                                 President

                                              MICHAEL J. SNYDER


                                              __________________________________
                                              Michael J. Snyder

                                              THE STEPHEN SNYDER
                                              INTERVIVOS TRUST


                                              __________________________________
                                              The Stephen S. Snyder
                                              Intervivos Trust

                                              THE LOUISE A. SNYDER
                                              INTERVIVOS TRUST


                                              __________________________________
                                              The Louise A. Snyder
                                              Intervivos Trust

                                              MICHAEL E. WOODS

                                              /s/ Michael E. Woods
                                              --------------------------------
                                              Michael E. Woods

                                              ROBERT MERULLO


                                              /s/ Robert Merullo
                                              ----------------------------------
                                              Robert Merullo


                                              SHAMROCK INVESTMENT COMPANY


                                              __________________________________
                                              Shamrock Investment Company

                                              GEORGE D. HANSEN


                                              __________________________________
                                              George D. Hansen

                                              DEBORAH HANSEN


                                              __________________________________
                                              Deborah Hansen

                                              BEVERLY C. BROWN


                                              __________________________________
                                              Beverly C. Brown

                                              L.V. BROWN, JR.


                                              __________________________________
                                              LV. Brown, Jr.

                                              GERRY KINGEN


                                              __________________________________
                                              Gerry Kingen

                                            ROBERT MERULLO


                                            ____________________________________
                                            Robert Merullo


                                            SHAMROCK INVESTMENT COMPANY


                                            /S/ George D. Hansen, C.O.O.
                                            ------------------------------------
                                            Shamrock Investment Company


                                            GEORGE D. HANSEN


                                            ____________________________________
                                            George D. Hansen


                                            DEBORAH HANSEN


                                            ____________________________________
                                            Deborah Hansen


                                            BEVERLY C. BROWN


                                            ____________________________________
                                            Beverly C. Brown


                                            L.V. BROWN, JR.


                                            ____________________________________
                                            LV. Brown, Jr.

                                            GERRY KINGEN


                                            ____________________________________
                                            Gerry Kingen

                                                ROBERT MERULLO


                                                ________________________________
                                                Robert Merullo


                                                SHAMROCK INVESTMENT COMPANY


                                                ________________________________
                                                Shamrock Investment Company


                                                GEORGE D. HANSEN

                                                /s/ George D. Hansen
                                                --------------------------------
                                                George D. Hansen


                                                DEBORAH HANSEN


                                                ________________________________
                                                Deborah Hansen


                                                BEVERLY C. BROWN


                                                ________________________________
                                                Beverly C. Brown


                                                L.V. BROWN, JR.


                                                ________________________________
                                                LV. Brown, Jr.


                                                GERRY KINGEN


                                                ________________________________
                                                Gerry Kingen

                                                  ROBERT MERULLO


                                                  ______________________________
                                                  Robert Merullo


                                                  SHAMROCK INVESTMENT COMPANY


                                                  ______________________________
                                                  Shamrock Investment Company


                                                  GEORGE D. HANSEN


                                                  ______________________________
                                                  George D. Hansen


                                                  DEBORAH HANSEN

                                                  /s/ Deborah A. Hansen
                                                  ------------------------------
                                                  Deborah Hansen


                                                  BEVERLY C. BROWN


                                                  ______________________________
                                                  Beverly C. Brown


                                                  L.V. BROWN, JR.


                                                  ______________________________
                                                  LV. Brown, Jr.


                                                  GERRY KINGEN


                                                  ______________________________
                                                  Gerry Kingen

                                                  ROBERT MERULLO


                                                  ______________________________
                                                  Robert Merullo


                                                  SHAMROCK INVESTMENT COMPANY


                                                  ______________________________
                                                  Shamrock Investment Company


                                                  GEORGE D. HANSEN


                                                  ______________________________
                                                  George D. Hansen


                                                  DEBORAH HANSEN


                                                  ______________________________
                                                  Deborah Hansen


                                                  BEVERLY C. BROWN

                                                  /s/ Beverly C. Brown
                                                  ------------------------------
                                                  Beverly C. Brown


                                                  L.V. BROWN, JR.


                                                  ______________________________
                                                  LV. Brown, Jr.


                                                  GERRY KINGEN


                                                  ______________________________
                                                  Gerry Kingen

                                               ROBERT MERULLO

                                               _________________________________
                                               Robert Merullo


                                               SHAMROCK INVESTMENT COMPANY


                                               _________________________________
                                               Shamrock Investment Company


                                               GEORGE D. HANSEN


                                               _________________________________
                                               George D. Hansen


                                               DEBORAH HANSEN


                                               _________________________________
                                               Deborah Hansen


                                               BEVERLY C. BROWN


                                               _________________________________
                                               Beverly C. Brown


                                               L.V. BROWN, JR.

                                               /s/ LV. Brown, Jr.
                                               ---------------------------------
                                               LV. Brown, Jr.


                                               GERRY KINGEN


                                               _________________________________
                                               Gerry Kingen

                                                 ROBERT MERULLO


                                                 _______________________________
                                                 Robert Merullo


                                                 SHAMROCK INVESTMENT COMPANY


                                                 _______________________________
                                                 Shamrock Investment Company


                                                 GEORGE D. HANSEN


                                                 _______________________________
                                                 George D. Hansen


                                                 DEBORAH HANSEN


                                                 _______________________________
                                                 Deborah Hansen


                                                 BEVERLY C. BROWN


                                                 _______________________________
                                                 Beverly C. Brown


                                                 L.V. BROWN, JR.


                                                 _______________________________
                                                 LV. Brown, Jr.


                                                 GERRY KINGEN

                                                 /s/ Gerry Kingen
                                                 -------------------------------
                                                 Gerry Kingen

                                                                      Schedule A

                                 Skylark Holders
                                 ---------------

                            Skylark Company, Ltd.
                            Kiwanu Yokawa
                            Gaishoku System Kenkyujo Company, Ltd.
                            Hibari Guam Corporation

                                                                      Schedule B

                               Other Shareholders
                               ------------------

                     Gerald R. Kingen

                                                                      Schedule C

                                  Snyder Group
                                  ------------

                   Michael J. Snyder
                   Stephen S. Snyder Intervivos Trust
                   Louise A. Snyder Intervivos Trust
                   Michael E. Woods
                   Robert Merullo
                   Shamrock Investment Company, a Washington general partnership George D. Hansen
                   Deborah Hansen
                   Beverly C. Brown
                   L. V. Brown, Jr.